As filed with the Securities and Exchange Commission on December 21, 2000.

                                             Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                        THE CARBIDE/GRAPHITE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                        One Gateway Center, 19th Floor
  Delaware               Pittsburgh, Pennsylvania 15222          25-1575609
(State of           (Address of principal executive offices)  (I.R.S. Employer
Incorporation)                    (Zip Code)                 Identification No.)

                        THE CARBIDE/GRAPHITE GROUP, INC.
                             SAVINGS INVESTMENT PLAN

                            (Full Title of the Plan)
                                Walter B. Fowler
                        The Carbide/Graphite Group, Inc.
                         One Gateway Center, 19TH Floor
                         Pittsburgh, Pennsylvania 15222
                     (Name and address of agent for service)

                                 (412) 562-3700
          (Telephone number, including area code, of agent for service)

                        Copies of all communications to:

                            Roger Mulvihill, Esquire
                                     Dechert
                              30 Rockefeller Plaza
                            New York, New York 10012
                                 (212) 698-9508
                         CALCULATION OF REGISTRATION FEE

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                                Proposed      Proposed
Title of          Amount        maximum       maximum
Securities        to be         offering      aggregate        Amount of
to be             registered    price per     offering        registration
registered        (1)           share (2)     price (2)            fee

--------------------------------------------------------------------------------
 Common Stock     750,000
$.01 Par Value     Shares        $1.63        $1,222,500        $323.00
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(1)        In  addition,  pursuant to Rule 416(c)  under the  Securities  Act of
           1933, this Registration Statement also covers an indeterminable amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Calculated solely for the purpose of computing the registration fee pursuant to Rule 457(c) and (h), based upon the reported closing price of the registrant's Common Stock reported on the NASDAQ National Market on December 19, 2000.

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

                                     PART II

                          PRIOR REGISTRATION STATEMENT

     This registration statement is filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering additional shares of Common Stock of the registrant in connection with The Carbide/Graphite Group, Inc. Savings Investment Plan (the "Plan"). A registration statement on Form S-8, File No. 333-16843 (the "Prior Registration Statement") was filed on November 26, 1996 in respect of shares of Common Stock to be offered pursuant to the Plan and is currently effective. The contents of the Prior Registration Statement, to the extent not otherwise amended or superseded by the contents hereof, are incorporated herein by reference.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

          In addition to those documents incorporated by reference in the Prior Registration Statement, the following documents filed by the Corporation with the Commission are incorporated by reference into this Registration Statement:

          (a) The Corporation's Annual Report on Form 10-K for the year ended July 31, 2000, filed November 14, 2000, which contains audited financial statements for the Registrant's fiscal year ended July 31, 2000.

          (b) The Corporation's Form 11-K, for the Plan's fiscal year ended December 31, 1999, filed June 28, 2000.

Item 8.  Exhibits.

          The following exhibits are filed herewith as part of this Registration
Statement:

          23.1 Consent of PricewaterhouseCoopers LLP

          24.1 Power  of  Attorney   (set  forth  on  signature   page  of  this
               Registration Statement)

                                   SIGNATURES

          The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on December 19, 2000.

                                             THE CARBIDE/GRAPHITE GROUP, INC.



                                             By:/s/ Walter B. Fowler
                                                -----------------------------
                                                Walter B. Fowler
                                                President, Chief Executive
                                                Officer and Director


                                POWER OF ATTORNEY

          Each person whose signature appears below hereby constitutes Walter B. Fowler and William M. Thalman, and each of them his true and lawful attorneys-in-fact and agents each with full power of substitution and resubstitution for him in any and all capacities to sign any and all amendments (including pre- or post-effective amendments) to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1993, as amended, hereby ratifying and confirming all that each such attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

          Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date indicated.*

                                                            Date

/s/ Walter B. Fowler
-----------------------------                          December 19, 2000
Walter B. Fowler, President,
Chief Executive Officer and
Director
(Principal Executive Officer)


/s/ William M. Thalman
-----------------------------                          December 21, 2000
William M. Thalman,
Vice President & Treasurer
(Principal Financial Officer)

/s/ Jeffrey T. Jones
-----------------------------                          December 21, 2000
Jeffrey T. Jones,
Vice President - Controller
(Principal Accounting Officer)

/s/ James R. Ball
-----------------------------                          December 20, 2000
James R. Ball, Director

/s/ Paul F. Balser
-----------------------------                          December 21, 2000
Paul F. Balser, Director

/s/ Robert M. Howe
-----------------------------                          December 21, 2000
Robert M. Howe, Director

/s/ Ronald B. Kalich
-----------------------------                          December 19, 2000
Ronald B. Kalich, Director

/s/ Nicholas T. Kaiser
-----------------------------                          December 21, 2000
Nicholas T. Kaiser, Director

/s/ Charles E. Slater
-----------------------------                          December 21, 2000
Charles E. Slater, Director


* Signatures representing a majority of the Company's Board of Directors.

                                   SIGNATURES

          The Plan. Pursuant to the requirements of the Securities Act of 1933, the administrator of The Carbide/Graphite Group, Inc. Savings Investment Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on December 19, 2000.

                                               THE CARBIDE/GRAPHITE GROUP, INC.
                                               SAVINGS INVESTMENT PLAN

                                               By: /s/ Walter E. Damian
                                                   -----------------------------
                                                   Walter E. Damian
                                                   Plan Administrator

                                  EXHIBIT INDEX

     Exhibit No.      Document
     -----------      --------

       23.1           Consent of PricewaterhouseCoopers LLP

       24.1 Power of Attorney (set forth on signature page of this Registration Statement)